                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              M & F WORLDWIDE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      [x]     No fee required.
      [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
      (1)     Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------------
      (2)     Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------------
      (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      --------------------------------------------------------------------------
      (4)     Proposed maximum aggregate value of transaction:
      --------------------------------------------------------------------------
      (5)     Total fee paid:
      --------------------------------------------------------------------------
      [ ]     Fee paid previously with preliminary materials.
      --------------------------------------------------------------------------
      [ ]     Check box if any part of the fee is offset as provided by Exchange
              Act Rule 0-11(a)(2) and identify the filing for which the
              offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
      --------------------------------------------------------------------------
      (1)     Amount Previously Paid:
      --------------------------------------------------------------------------
      (2)     Form, Schedule or Registration Statement No.:
      --------------------------------------------------------------------------
      (3)     Filing Party:
      --------------------------------------------------------------------------
      (4)     Date Filed:
      --------------------------------------------------------------------------

                              M & F WORLDWIDE CORP.
                               35 EAST 62ND STREET
                            NEW YORK, NEW YORK 10021
                                TEL: 212-572-8600





                                         April 2, 2004



To Our Stockholders:

         We cordially invite you to attend the 2004 Annual Meeting of Stockholders of M & F Worldwide Corp., which we will hold at the offices of the Company's wholly owned subsidiary, Mafco Worldwide Corporation, Third Street & Jefferson Avenue, Camden, New Jersey 08104, on Thursday, May 6, 2004, at 11:30 a.m. local time.

         The business of the meeting will be to elect directors to serve until the annual meeting in 2007 and approve the 2003 Stock Incentive Plan. You can find information on these matters in the accompanying Proxy Statement.

         While stockholders may exercise their rights to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy that will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. If you desire to vote in accordance with management's recommendations, you need only sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Otherwise, please mark the proxy to indicate your vote; date and sign the proxy; and return it in the enclosed postage-paid envelope as soon as conveniently possible.

                                         Sincerely yours,


                                         Howard Gittis
                                         Chairman of the Board, President
                                         and Chief Executive Officer

                              M & F WORLDWIDE CORP.
                               35 EAST 62ND STREET
                            NEW YORK, NEW YORK 10021
                                TEL: 212-572-8600



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
M & F Worldwide Corp.:

         Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of M & F Worldwide Corp., a Delaware corporation (the "Company"), will be held on the 6th day of May 2004 at 11:30 a.m., local time, at the offices of the Company's wholly owned subsidiary, Mafco Worldwide Corporation, Third Street & Jefferson Avenue, Camden, New Jersey 08104 for the following purposes:

         1. To elect the nominees for the Board of Directors of the Company to serve until the annual meeting in 2007 and until such directors' successors are duly elected and shall have qualified;

         2.   To approve the 2003 Stock Incentive Plan; and

         3. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

         A proxy statement describing these matters is attached to this notice. Only stockholders of record at the close of business on MARCH 12, 2004 (THE "RECORD DATE") are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be located at the offices of the Company at 35 East 62nd Street, New York, New York 10021, at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

         To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting. Since you may revoke a proxy at any time, you may vote in person at the Annual Meeting even if you have returned a proxy.

                                            By Order of the Board of Directors,


                                            M & F WORLDWIDE CORP.

April 2, 2004


                 PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING
                  PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
                   THIS WILL ENSURE THAT YOUR SHARES ARE VOTED
                         IN ACCORDANCE WITH YOUR WISHES.

                              M & F WORLDWIDE CORP.

                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 6, 2004

                         ------------------------------


         This proxy statement (the "Proxy Statement") is being furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of M & F Worldwide Corp., a Delaware corporation (the "Company"), of proxies to be voted at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on the 6th day of May 2004 at 11:30 a.m., local time, at the offices of the Company's wholly owned subsidiary, Mafco Worldwide Corporation ("Mafco Worldwide"), Third Street & Jefferson Avenue, Camden, New Jersey 08104 and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy are first being sent to stockholders on or about April 2, 2004.

         At the Annual Meeting, the Company will ask its stockholders (1) to elect the following persons as directors of the Company until the Company's annual meeting in 2007 and until such directors' successors are duly elected and shall have qualified: Ronald O. Perelman, Theo W. Folz and Bruce Slovin; (2) to approve the 2003 Stock Incentive Plan; and (3) to transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

         The principal executive offices of the Company are located at 35 East 62nd Street, New York, New York 10021, and the telephone number is 212-572-8600.

SOLICITATION AND VOTING OF PROXIES; REVOCATION

         All proxies duly executed and received by the Company will be voted on all matters presented at the Annual Meeting in accordance with the instructions given therein by the person executing such proxy or, in the absence of such instructions, will be voted FOR the election to the Board of Directors of the nominees for director identified in this Proxy Statement and FOR approval of the 2003 Stock Incentive Plan. The submission of a signed proxy will not affect a stockholder's right to attend, or vote in person at, the Annual Meeting. Any stockholder may revoke his or her proxy at any time before it is voted by written notice to such effect received by the Company at 35 East 62nd Street, New York, New York 10021, Attention: Secretary, by delivery of a subsequently dated proxy or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

         The accompanying form of proxy is being solicited on behalf of the Board of Directors. The solicitation of proxies may be made by mail and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and regular employees of the Company without special compensation therefor. The Company will bear the costs incurred in connection with the solicitation of proxies and expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners.

RECORD DATE; OUTSTANDING SHARES; VOTING AT THE ANNUAL MEETING

         Only holders of record of the Company's common stock, par value $.01 per share ("Common Stock") at the close of business on March 12, 2004 (the "Record Date") were entitled to notice of and to vote at the Annual Meeting. On that date, there were issued and outstanding 18,386,804 shares of Common Stock, each of which is entitled to one vote. The presence, in person or by properly executed proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Any stockholder present (including broker non-votes) at the Annual Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists. With respect to all matters considered at the Annual Meeting other than the election of directors, an abstention (or broker non-vote) has the same effect as a vote against the proposal. Abstentions from voting on the election of directors (including broker non-votes) will have no effect on the outcome of the vote.

         The affirmative vote of a plurality of the votes cast is required to elect the nominees for the Board of Directors of the Company.

         Mafco Consolidated Group Inc., a Delaware corporation ("Mafco Consolidated"), which beneficially owns 7,048,000 shares of the outstanding Common Stock, which is approximately 38.3% of the outstanding Common Stock as of the Record Date, has informed the Company of its intention to vote its shares of Common Stock FOR the election to the Board of Directors of the nominees for director identified in this Proxy Statement and FOR approval of the 2003 Stock Incentive Plan. Mafco Consolidated is wholly owned by Mafco Holdings Inc., a Delaware corporation ("Mafco Holdings"), the sole stockholder of which is Ronald
O. Perelman, Chairman of the Executive Committee of the Board of Directors of the Company. Based on the foregoing, the affirmative vote of holders of 2,145,402 additional shares of Common Stock (representing approximately 11.7% of the shares of Common Stock currently outstanding) would be required (assuming all shares of Common Stock are voting at the meeting) to constitute a quorum and elect the director nominees.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Board of Directors consists of Ronald O. Perelman, Philip E. Beekman, Rosanne F. Coppola, Jaymie A. Durnan, Theo W. Folz, Howard Gittis, Paul
M. Meister, Bruce Slovin and Stephen G. Taub. The Company's Restated Certificate of Incorporation and By-Laws provide that the Board of Directors shall be divided as evenly as possible into three classes.

         The Board of Directors has nominated Messrs. Perelman, Folz and Slovin for election as directors at the Annual Meeting to serve until the annual meeting in 2007. Messrs. Perelman, Folz and Slovin are currently members of the Board of Directors whose terms expire at the Annual Meeting. Except as herein stated, the proxies solicited hereby will be voted FOR their election. The Board of Directors has been informed that Messrs. Perelman, Folz and Slovin are willing to serve as directors, but if any of them should decline or be unable to act as a director, the individuals named in the proxies will vote for the election of such other person or persons as they, in their discretion, may choose. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

         Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Under applicable Delaware law, in tabulating the votes, abstentions from voting on the election of directors (including broker non-votes) will be disregarded and have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN FOR DIRECTOR.

DIRECTORS AND DIRECTOR NOMINEES

         The name, age (as of March 31, 2004), principal occupation, selected biographical information and period of service as a director of the Company of each director and director nominee are set forth hereafter.

         RONALD O. PERELMAN (61) has been a director and Chairman of the Executive Committee of the Board of Directors since 1995 and was Chairman of the Board of the Company from 1995 to 1997. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of Mafco Holdings and MacAndrews & Forbes Holdings Inc. (together with Mafco Holdings, "MacAndrews & Forbes"), which are diversified holding companies, and various affiliates since 1980. Mr. Perelman also is Chairman of the Board of Panavision Inc. ("Panavision"), Revlon Consumer Products Corporation ("Revlon Products") and Revlon, Inc. ("Revlon"). Mr. Perelman also is a director of the following organizations which file reports pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"):
Panavision, Revlon Products, Revlon, REV Holdings LLC and Scientific Games Corporation. Mr. Perelman's term as a director of the Company expires in 2004.

         PHILIP E. BEEKMAN (72) has been a director of the Company since 2003. Mr. Beekman has been President of Owl Hollow Enterprises, a consulting and investment company, for more than the past five years. From 1986 to 1994, Mr. Beekman was Chairman of the Board and Chief Executive Officer of Hook-SupeRx, Inc., from 1977 to 1986 he was President and Chief Operating Officer of Seagram Company Limited and from 1973 to 1976 he was President of Colgate Palmolive Co. International. Mr. Beekman also is a director of the following corporations which file reports pursuant to the Exchange Act: The Kendle Company and Linens 'N Things Inc. Mr. Beekman's term as a director of the Company expires in 2006.

         ROSANNE F. COPPOLA (53) has been a director of the Company since 2003. Ms. Coppola was Divisional Executive, Global Loans from 1994 to 1998 and Business Head, Institutional Recovery Management from 1990 to 1994 of Citicorp. She also was Business Head, Leveraged Capital Division from 1985 to 1990 and Senior Transactor from 1978 to 1985 of Citicorp Industrial Credit, Inc. Ms. Coppola also was a Senior Credit Officer as well as a Senior Securities Officer. Ms. Coppola's term as a director of the Company expires in 2006.

         JAYMIE A. DURNAN (50) has been a director of the Company since 1995. Mr. Durnan has been the Special Assistant and Chief of Staff to the Deputy Secretary of Defense since 2001. Prior to that, Mr. Durnan was a private equity investor with Radius Capital Partners, LLC, a venture capital firm. He was Senior Vice President of MacAndrews & Forbes and various affiliates from 1996 to 1999, Vice President of MacAndrews & Forbes and various affiliates from 1992 to 1996 and Special Counsel to the Chairman of MacAndrews & Forbes from 1992 to 1999. Mr. Durnan was an attorney with the law firm of Marks & Murase from 1990 to 1992 and a United States Navy officer from 1975 to 1990. Mr. Durnan's term as a director of the Company expires in 2005.

         THEO W. FOLZ (60) has been a director of the Company since 1996. He served as President and Chief Executive Officer from 1996 to 1999 and as Chairman of the Board from 1997 to 1999. Mr. Folz has been President and Chief Executive Officer of Consolidated Cigar Corporation and its successor company, Altadis U.S.A., a leading manufacturer of cigars, pipe tobacco and smokers' accessories, since 1984. Mr. Folz's term as a director of the Company expires in 2004.

         HOWARD GITTIS (70) has been a director of the Company since 1995. He has served as Chairman of the Board, President and Chief Executive Officer since 2000. Mr. Gittis has been Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes and various affiliates since 1985. Mr. Gittis also is a director of the following organizations which file reports pursuant to the Exchange Act: Jones Apparel Group, Inc., Loral Space & Communications Ltd, Revlon and Scientific Games Corporation. Mr. Gittis's term as a director of the Company expires in 2006.

         PAUL M. MEISTER (51) has been a director of the Company since 1995. Mr. Meister has been Vice Chairman of the Board of Fisher Scientific International, Inc. ("Fisher"), a provider of scientific instruments, equipment and supplies, since March 2001 and was Executive Vice President, Vice Chairman and Chief Financial Officer from March 1998 to March 2001. Mr. Meister was Senior Vice President-Chief Financial Officer of Fisher from 1991 to 1998. Mr. Meister is a director of the following corporations which file reports pursuant to the Exchange Act: Fisher, The General Chemical Group, Inc., Minerals Technologies, Inc. and National Waterworks, Inc. Mr. Meister's term as a director of the Company expires in 2006.

         BRUCE SLOVIN (68) has been a director of the Company since 1995 and was an executive officer of MacAndrews & Forbes and various affiliates from 1980 to 2000. Mr. Slovin is a director of the following corporations which file reports pursuant to the Exchange Act: Cantel Industries and Daxor Corp. Mr. Slovin's term as a director of the Company expires in 2004.

         STEPHEN G. TAUB (52) has been a director of the Company since 1998. Mr. Taub was elected President and Chief Executive Officer of the Company's wholly owned subsidiary, Mafco Worldwide, in 1999 and served as President and Chief Operating Officer of Mafco Worldwide from 1993 to 1999. Mr. Taub was elected Senior Vice President in 1987, and his responsibilities included the manufacturing, botanical and spice operations of Mafco Worldwide, as well as product marketing to the confectionery and pharmaceutical industries in Western Europe. Mr. Taub joined Mafco Worldwide in 1975 as an Industrial Engineer and in 1982 became Vice President of Manufacturing. Mr. Taub's term as a director of the Company expires in 2005.

BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors adopted a set of categorical standards (the "Independence Standards") to assist it in making its determination whether particular members of the Board of Directors are "independent" within the meaning of the New York Stock Exchange (the "NYSE") listing standards. A copy of the Independence Standards is annexed to this Proxy Statement as Appendix 1. After adopting these standards, the Board of Directors used them to determine that a majority of the Board is "independent." The Board of Directors has also adopted a set of Corporate Governance Guidelines, which provide that those members of the Board of Directors present at any meeting in "executive session," that is, without management present, shall select the director who shall preside over that meeting.

         Anyone wishing to communicate with any director for any purpose, including to report any issue concerning management or any suggestion concerning candidates for the Board of Directors, may do so by sending the communication to the director in care of the Secretary, M & F Worldwide Corp., 35 East 62nd Street, New York, New York 10021, or by facsimile transmission to (212) 572-8435. The Secretary is obliged to forward any such communication promptly and unaltered.

         The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating/Governance Committee.

         The Audit Committee, consisting of Ms. Coppola and Messrs Beekman and Meister, (i) engages the Company's independent auditors, (ii) approves the plan, scope and results of the audit, (iii) reviews with the auditors and management the Company's policies and procedures with respect to internal accounting and financial controls, (iv) reviews changes in accounting policy and (v) approves the nature, scope and amount of audit-related and non-audit services that the Company's independent auditors may perform. The Board of Directors has determined that each of the members of the Audit Committee is "independent" within the meaning of the audit committee standards that are part of the NYSE listing standards. The Company has determined that Mr. Meister is an "audit committee financial expert" within the meaning of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC"). A copy of the charter of the Audit Committee is annexed to this Proxy Statement as Appendix 2.

         The Compensation Committee, consisting of Messrs. Beekman, Folz and Slovin, approves compensation, benefits and incentive arrangements for the Chief Executive Officer and certain other officers and other senior managerial employees of the Company. The Compensation Committee considers and awards options to purchase shares of Common Stock pursuant to the Company's stock option plans. The Board of Directors has determined that each of the members of the Compensation Committee is "independent" within the meaning of the NYSE listing standards.

           The Nominating/Governance Committee, consisting of Ms. Coppola and Messrs. Folz and Slovin, considers candidates for the Board of Directors and the Board's committees and reviews aspects of the Company's governance structure. The Board of Directors has determined that each of the members of the Nominating/Governance Committee is "independent" within the meaning of the NYSE listing standards. The Nominating/Governance Committee is amenable to evaluating candidates for any vacancy on the Board of Directors that stockholders or other interested parties may suggest and has adopted a policy concerning minimum criteria for evaluating these candidates. The policy requires that the committee consider available information concerning candidates' character and integrity, maturity of judgment, skills and experience in relation to enhancing the ability of the Board of Directors to oversee the affairs and business of the Company, and demonstrated ability to cooperatively enhance the decision-making ability of the Board of Directors as a whole. A copy of the charter of the Nominating/Governance Committee is annexed to this Proxy Statement as Appendix 3.

         During 2003, the Board of Directors held 4 meetings, the Audit Committee held 5 meetings and the Compensation Committee held 2 meetings. The Board of Directors did not form its Nominating/Governance Committee until January 2004. During 2003, the Board of Directors also had an Executive Committee, which acted 3 times by unanimous written consent. The Company invites the Board of Directors to attend its annual stockholder meeting, but does not require that directors do so. Two directors attended last year's annual stockholder meeting.

The Company does not currently maintain a website. Current versions of the following documents are available to any stockholder without charge upon request to the Secretary, M & F Worldwide Corp., 35 East 62nd Street, New York, New York 10021:

          o    the Independence Standards;

          o the Company's Code of Business Conduct, which includes its Code of Financial Ethics for Senior Financial Officers;

          o the charters for all standing committees of the Board of Directors, namely its Audit, Compensation and Nominating/Governance Committees;

          o    the Company's Corporate Governance Guidelines; and

          o the policy that the Nominating/Governance Committee of the Board of Directors adopted concerning criteria for the nomination of candidates to the Board of Directors.

Stockholders may similarly obtain paper copies of this Proxy Statement, the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, any Current Report on Form 8-K and any amendment to any of these documents.

COMPENSATION OF DIRECTORS

         Directors who are not currently receiving compensation as officers or employees of the Company or any of its affiliates receive an annual $35,000 retainer fee, payable in monthly installments, plus reimbursement of reasonable out-of-pocket expenses and a fee of $1,000 for each meeting of the Board of Directors or any board committee (other than the Audit Committee) that they attend. Members of the Audit Committee receive an annual Audit Committee retainer fee of $10,000 per annum in addition to their retainer fee for service on the Board of Directors and a fee of $1,500 for each Audit Committee meeting attended.

         Non-employee directors are eligible to participate in the Company's Outside Directors Deferred Compensation Plan. This plan enables such directors to forego cash fees otherwise payable to them in respect of their service as a director and to have such fees credited in the form of stock units, which will be payable in the form of stock or cash, as elected by a director, when the director terminates service as a director, or at such other time as he or she elects.

EXECUTIVE OFFICERS

         The following table sets forth as of the date hereof the executive officers of the Company and the Chief Executive Officer and Chief Financial Officer of Pneumo Abex Corporation ("Pneumo Abex"), which operates the Company's licorice and flavors business under the name Mafco Worldwide Corporation.

NAME                                          POSITION
----                                          --------
Howard Gittis              Chairman, President and Chief Executive Officer
Barry F. Schwartz          Executive Vice President and General Counsel
Todd J. Slotkin            Executive Vice President and Chief Financial Officer
Stephen G. Taub            President and Chief Executive Officer of Mafco
                           Worldwide

         For biographical information about Messrs. Gittis and Taub, see "Directors and Director Nominees."

         BARRY F. SCHWARTZ (54) has been Executive Vice President and General Counsel of the Company since 1996. He has been Executive Vice President and General Counsel of MacAndrews & Forbes and various affiliates since 1993 and was Senior Vice President of MacAndrews & Forbes and various affiliates from 1989 to 1993.

         TODD J. SLOTKIN (51) has been Executive Vice President and Chief Financial Officer of the Company since 1999. He has been Executive Vice President and Chief Financial Officer of MacAndrews & Forbes and various affiliates since 1999 and was Senior Vice President of MacAndrews & Forbes and various affiliates from 1992 to 1999. Prior to 1992, Mr. Slotkin was Senior Managing Director and Senior Credit Officer of Citicorp.


CODE OF ETHICS

         The Company has adopted a Code of Business Conduct, which includes a Code of Ethics for the Company's principal executive and senior financial officers. The current version of the Code is available to any stockholder without charge upon request to the Secretary, M & F Worldwide Corp., 35 East 62nd Street, New York, New York 10021.

EXECUTIVE COMPENSATION

         The compensation paid to the Company's President and Chief Executive Officer, Executive Vice President and General Counsel and Executive Vice President and Chief Financial Officer and Mafco Worldwide's President and Chief Executive Officer and Senior Vice President - Finance for all services rendered during each of the three years ended December 31, 2001, 2002 and 2003 is set forth in the following Summary Compensation Table.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-
                                                                                        TERM
                                                                                    COMPENSATION
                                                  ANNUAL COMPENSATION                  AWARDS
                              ----------------------------------------------------------------------------------------

                                                                                      Number of
                                                                                     Securities           All
                                                                        Other        Underlying          Other
  Name and                                                              Annual        Options/           Compen-
  Principal Position           Year    Salary ($)(a)   Bonus ($)(a) Compensation($)    SARs(#)         sation ($)
  ------------------           ----    -------------   ------------ ---------------    -------         ----------
  Howard Gittis                2003          0              0             0               0                0
  President and Chief          2002          0              0             0               0                0
  Executive Officer            2001          0              0             0               0                0

  Barry F. Schwartz            2003          0              0             0               0                0
  Executive   Vice  President  2002          0              0             0               0                0
  and General Counsel          2001          0              0             0               0                0


  Todd J. Slotkin              2003          0              0             0               0                0
  Executive Vice President     2002          0              0             0               0                0
  and Chief Financial Officer  2001          0              0             0               0                0

  Stephen G. Taub(b)           2003       785,000        824,250          0               0              15,918
  President and Chief          2002       735,000        918,750          0            250,000           10,054
  Executive Officer of         2001       685,000        753,500          0               0              7,986
  Mafco Worldwide

  Peter W. Grace (b)           2003       206,000        216,300          0               0              6,945
  Senior Vice President-       2002       201,000        251,250          0            35,000            6,665
  Finance of Mafco Worldwide   2001       196,000        215,000          0               0              8,877




(a) Includes salary and bonus paid or accrued during the year indicated. Messrs. Gittis, Schwartz and Slotkin receive no compensation directly or indirectly from the Company. They provide services to the Company under the terms of a Management Services Agreement with MacAndrews & Forbes. MacAndrews & Forbes received payment from the Company for these services of $1.5 million in 2003.

(b) The amounts reported for Messrs. Taub and Grace under All Other Compensation represent the costs associated with life and disability insurance reimbursements, supplemental medical and dental expense benefits and matching contributions by Mafco Worldwide under its 401(k) plan. Mr. Grace retired from Mafco Worldwide in February 2004.


STOCK OPTION TRANSACTIONS IN 2003

         The Company granted no options to acquire Common Stock in 2003 to executive officers named in the Summary Compensation Table.

AGGREGATED OPTION/SAR EXERCISES IN 2003 AND YEAR END 2003 OPTION/SAR VALUES

         The following table shows, for 2003, the number of options to acquire Common Stock exercised and the 2003 year-end value of the options held by the executive officers named in the Summary Compensation Table:


                                                                        Number of Shares
                                                                           Underlying          Value of Unexercised
                                                                          Unexercised              In-the-Money
                                                                        Options/SARs at        Options/SARs at Year
                               Shares Acquired         Value               Year End                     End
                NAME           on Exercise (#)      Realized ($)   Exercisable/Unexercisable  Exercisable/Unexercisable
                ----           ---------------      ------------   -------------------------  -------------------------
        Howard Gittis                 0                  0                   0/0                       $0/0
        Barry F. Schwartz             0                  0                   0/0                       $0/0
        Todd J. Slotkin               0                  0                   0/0                       $0/0
        Stephen G. Taub               0                  0              516,667/83,331          $4,221,417/875,833
        Peter W. Grace                0                  0              93,333/11,677            $729,808/122,617


EQUITY COMPENSATION AT YEAR END 2003

         The following table shows, at December 31, 2003, the number of shares of Common Stock to be issued upon exercise of outstanding stock options, warrants and rights; the weighted average exercise price; and the number of shares of Common Stock remaining available for future issuance under the Company's stock option plans.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                            (a)                          (b)                          (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
        Plan category           Number of securities to be    Weighted-average exercise      Number of securities
                                  issued upon exercise of       price of outstanding        remaining available for
                                   outstanding options,         options, warrants and        future issuance under
                                    warrants and rights                rights              equity compensation plans
                                                                                             (excluding securities
                                                                                           reflected in column (a))
------------------------------- ---------------------------- ---------------------------- ----------------------------
  Equity compensation plans              2,772,801                $6.059 per share                  455,000
 approved by security holders
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not               -0-                          -0-                          -0-
 approved by security holders
------------------------------- ---------------------------- ---------------------------- ----------------------------
            Total                        2,772,801                $6.059 per share                  455,000
------------------------------- ---------------------------- ---------------------------- ----------------------------

                          REPORT OF THE AUDIT COMMITTEE

         During fiscal year 2003, the Audit Committee consisted of Ms. Coppola and Messrs. Beekman and Meister. The overall responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board of Directors. The committee has the responsibility to evaluate the independent auditors, engage them and, if appropriate, engage their replacement. The committee must discuss with the auditors the scope and plan for the audit; when appropriate, approve the plan for the audit; and discuss with both the auditors and management the adequacy and effectiveness of the Company's financial and accounting controls. The committee also reviews with both management and the auditors the Company's quarterly and annual financial statements; it passes upon the quality of accounting principles, reasonableness of significant judgments and clarity of disclosures in the financial statements. In addition, the committee approves the nature, scope and amount of audit-related and non-audit services that the Company's independent auditors may perform.

         The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States ("US GAAP"), including the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), and their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under US GAAP. In addition, the committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (the "ISB"), and has received the written disclosures and letter from the independent auditors required by ISB Standard No. 1 (Independence Discussions with Audit Committees). The ISB was created jointly by the SEC and the American Institute of Certified Public Accountants as a standards-setting body to provide leadership in improving independence requirements for auditors from their audit clients.

         The committee discussed with the Company's independent auditors the overall scope and plans for their audit of the Company's financial statements, and it approved the audit plan. It met with the independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The committee considered whether any non-audit service provided to the Company by the independent auditors were compatible with maintaining the auditors' independence from management and the Company. The committee approved the Company's request that the independent auditors be permitted to perform certain non-audit services that the Company expects to require in 2004.

         In reliance on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company include in its Annual Report on Form 10-K for the year ended December 31, 2003 the audited financial statements for the year.

                                                     THE AUDIT COMMITTEE

                                                     Paul M. Meister, Chairman
                                                     Philip E. Beekman
                                                     Rosanne F.Coppola

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         During fiscal year 2003, the Compensation Committee was comprised of Ms. Coppola and Messrs. Beekman and Gittis. The Compensation Committee's duties include determination of the Company's compensation and benefit policies and practices for executive officers and key managerial employees, including those of Mafco Worldwide. In accordance with rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation provided to the Company's Chief Executive Officer and the four other most highly compensated executive officers.

         COMPENSATION POLICIES. The overall objectives of the Company's compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to maximize the link between executive and stockholder interests through a stock option plan and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company has developed an overall compensation strategy and specific compensation plans that tie a substantial portion of an executive's compensation to performance.

         The key elements of the Company's compensation program consist of fixed compensation in the form of base salary, and variable compensation in the forms of annual incentive compensation and stock option awards. An executive officer's annual base salary represents the fixed component of such executive officer's total compensation, and variable compensation is intended to comprise a substantial portion of an executive's total annual compensation. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below.

         BASE SALARIES. Base salaries for executive officers are determined based upon the Compensation Committee's evaluation of the responsibilities of the position held and the experience of the individual, and by reference to historical levels of salary paid by the Company and its predecessors.

         Salary adjustments are based on a periodic evaluation of the performance of the Company and each executive officer, as well as financial results of the business. The Compensation Committee takes into account the effect of any corporate transactions that have been consummated during the relevant year and, where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

         ANNUAL INCENTIVE COMPENSATION AWARDS. The variable compensation payable annually to executive officers generally consists principally of annual incentive compensation awards. Annual incentive compensation is payable pursuant to contractual provisions with certain executives which provide eligibility to receive bonuses under Mafco Worldwide's Performance Bonus Plan (the "Mafco Performance Bonus Plan"). Under the Mafco Performance Bonus Plan, participants are eligible to receive annual performance bonus awards based upon achievement of performance goals established by the Compensation Committee and set forth in their respective employment agreements. Performance goals under the Mafco Performance Bonus Plan are based upon the achievement of EBITDA goals set forth in Mafco Worldwide's business plan during each calendar year. The payments under the Mafco Performance Bonus Plan may not exceed $1,000,000 with respect to any participant in any calendar year and shall not be made unless the Compensation Committee certifies that the performance goals with respect to the applicable year have been met. The annual incentive compensation earned by the executives with respect to 2003 was determined in accordance with such provisions. In addition, the Compensation Committee may award discretionary bonuses to executive officers.

         OTHER INCENTIVE COMPENSATION AWARDS. The other principal component of executive compensation is the granting of stock options, which are intended as a tool to attract, provide incentive to and retain those executives who make the greatest contribution to the business, and who can have the greatest effect on the Company's long-term profitability. The exercise price of stock options is set at a price equal to the market price of the Common Stock at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Common Stock rises.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Gittis has served as Chief Executive Officer of the Company since December 7, 2000. Since that date, he has received no compensation, directly or indirectly, from the Company. In 2003, the Company entered into a Management Services Agreement with MacAndrews & Forbes, whereby MacAndrews & Forbes provides the services of Messrs. Gittis, Schwartz and Slotkin to the Company to manage the business and provides other management and advisory services to the Company. MacAndrews & Forbes received payment of $1.5 million from the Company for these services in 2003.

         TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Compensation Committee attempts to ensure full deductibility of compensation notwithstanding the limitation on the deductibility of certain compensation in excess of one million dollars under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Mafco Performance Bonus Plan and the Company's stock option plans (including the 2003 Stock Incentive Plan for which stockholder approval is being sought at the Annual Meeting), described elsewhere in this Proxy Statement, are designed so as to cause stock options and bonuses granted thereunder to be exempt from the limitations contained in Section 162(m) of the Code.

                                                 THE COMPENSATION COMMITTEE

                                                 Theo Folz, Chairman
                                                 Philip E. Beekman
                                                 Bruce Slovin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal year 2003, the Compensation Committee consisted of Howard Gittis who is a non-employee officer of the Company, and Rosanne F. Coppola and Philip E. Beekman, neither of whom is an officer or employee of the Company or its subsidiaries.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

         Messrs. Gittis, Schwartz and Slotkin have no employment agreement with the Company. In 2003, the Company entered into a Management Services Agreement with MacAndrews & Forbes, whereby MacAndrews & Forbes provides the services of Messrs. Gittis, Schwartz and Slotkin to the Company to manage the business and provides other management and advisory services to the Company. This agreement expires on December 31, 2005, provided, however, that the term shall be automatically extended for successive one year periods unless either MacAndrews & Forbes or the Company shall have given written notice to the other party at least ninety days prior to the end of term. Such executive officers are not compensated directly or indirectly by the Company. MacAndrews & Forbes received payment of $1.5 million from the Company for these services in 2003.

         The Chief Executive Officer of Mafco Worldwide, Mr. Taub, is a party to an employment agreement with Mafco Worldwide. The following is a description of certain terms of Mr. Taub's agreement.

         Mr. Taub's employment agreement provides for his employment as President and Chief Executive Officer commencing on August 1, 2001 through July 31, 2006. Mafco Worldwide has the right at any time to give written notice of the non-renewal of the employment term. Upon the giving of such notice, the employment term is automatically extended so that it ends five years after the last day of the month in which the notice was given. The employment term is extended on a day-to-day basis until Mafco Worldwide gives notice of non-renewal, although in no event will the term extend beyond May 25, 2016. Mr. Taub will be paid an annual base salary of not less than $685,000, subject to increase at the discretion of Mafco Worldwide. In addition, Mr. Taub may earn a performance bonus of up to 150% of base salary, subject to an annual maximum of $1 million, pursuant to his participation in the Mafco Performance Bonus Plan as set forth in his employment agreement. In the event of a breach of the agreement by Mafco Worldwide, Mr. Taub is entitled to terminate the employment agreement; in that event or in the event that Mafco Worldwide terminates the agreement other than for cause or Mr. Taub's disability, Mr. Taub is generally entitled to receive payment of base salary and bonus and the continuation of benefits for five years, offset by any other compensation Mr. Taub earns during this period. If Mafco Worldwide terminates Mr. Taub's employment for cause, or as a result of his materially breaching the agreement, the agreement provides that Mr. Taub is to be paid through the date of termination only.

         Mr. Grace retired from Mafco Worldwide in February 2004. Upon his retirement, his employment agreement with Mafco Worldwide expired by its own terms.

MAFCO WORLDWIDE PENSION PLAN FOR SALARIED EMPLOYEES

         The following table sets forth information concerning the estimated annual pension benefits payable to Messrs. Taub and Grace. A portion of the benefits will be paid under the Mafco Worldwide Corporation Replacement Defined Benefit Pension Plan (the "Mafco Salaried Pension Plan"), a portion will be paid under an insurance contract issued by the John Hancock Life Insurance Company providing for annuities (the "Annuities") payable to participants in a prior pension plan sponsored by Mafco Worldwide and a portion will be paid under the Mafco Worldwide Corporation Benefit Restoration Plan (the "Mafco Restoration Plan"). Participants in the Salaried Pension Plan generally include participants under the prior plan and certain salaried employees who are at least age 21 and credited with at least one thousand hours of service in any Plan Year (as defined in the Mafco Salaried Pension Plan) since the date such employee commenced employment.

         Benefits to participants vest fully after five years of service, and such benefits are determined primarily by a formula taking into account an average final compensation determined by averaging the three consecutive completed calendar years of greatest compensation earned during the participant's service to Mafco Worldwide and the number of years of service attained by the individual participants. Benefits are subject to the maximum limitations imposed by federal law on pension benefits. The annual limitation in 2003 was $160,000, based on a maximum allowable compensation of $200,000. Such compensation is composed primarily of regular base salary, bonus and employers' contributions to qualified deferred compensation plans. Subject to certain restrictions, participants may make voluntary after-tax contributions of up to ten percent of their aggregate compensations. Any such voluntary contributions are fully vested and nonforfeitable at all times.

         Mafco Worldwide established the Mafco Restoration Plan, which was designed to restore retirement benefits to those employees whose eligible pension earnings are limited to $160,000 under regulations enacted by the Internal Revenue Service. Under the Mafco Restoration Plan, maximum eligible pension earnings are limited to $500,000. The Mafco Restoration Plan is not funded; all other vesting and payment rules follow the Mafco Salaried Pension Plan.

         The following table shows estimated aggregate annual benefits payable upon retirement under the Annuities, the Mafco Salaried Pension Plan and the Mafco Restoration Plan:


                                             ESTIMATED ANNUAL STRAIGHT LIFE ANNUITY BENEFITS AT
      HIGHEST CONSECUTIVE                    RETIREMENT WITH INDICATED YEARS OF CREDITED SERVICE
      THREE YEAR AVERAGE         -----------------------------------------------------------------------------
         COMPENSATION                 15             20              25              30             35
--------------------------------------------------------------------------------------------------------------
                  $125,000             $31,078         $41,437         $51,796        $51,796         $51,796
                   150,000              38,578          51,437          64,296         64,296          64,296
                   175,000              46,078          61,437          76,796         76,796          76,796
                   200,000              53,578          71,437          89,296         89,296          89,296
                   225,000              61,078          81,437         101,796        101,796         101,796
                   250,000              68,578          91,437         114,296        114,296         114,296
                   300,000              83,578         111,437         139,296        139,296         139,296
                   400,000             113,578         151,437         189,296        189,296         189,296
                   450,000             128,578         171,437         214,296        214,296         214,296
                   500,000+            143,578         191,437         239,296        239,296         239,296

Benefits shown above reflect the straight life annuity benefit form of payment for employees, assume normal retirement at age 65 and reflect the deduction for social security amounts, but do not reflect the offset for the actuarial equivalent of the benefit derived from the employer contribution account in the 401(k) plan.

         As of December 31, 2003, Mr. Taub had 28 years of credited service and Mr. Grace had 26 years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and persons whose beneficial ownership of Common Stock exceeds ten percent must furnish the Company with copies of all Forms 3, 4 and 5 they file.

         Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file such forms for a specified fiscal year, the Company believes that all its officers, directors and persons whose beneficial ownership of Common Stock exceeds ten percent complied with all filing requirements applicable to them with respect to transactions during 2003.

COMMON STOCK PERFORMANCE

         The graph and table set forth below present a comparison of cumulative stockholder return through December 31, 2003, assuming reinvestment of dividends, by an investor who invested $100 on December 31, 1998 in each of (i) the Common Stock, (ii) the S & P 500 Composite Index (the "S & P 500 Index") and
(iii) a peer group composed of the companies in the Dow Jones Food Index.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                       COMPANY COMMON STOCK, THE S & P 500
                       INDEX AND THE DOW JONES FOOD INDEX


                               [GRAPHIC OMITTED]


Value of Initial Investment     12/31/98  12/31/99   12/31/00  12/31/01   12/31/02   12/31/03
---------------------------     --------  --------   --------  --------   --------   --------
M & F Worldwide Corp.           $100.00    $50.31     $38.51    $42.73     $53.66    $132.77
S&P 500 Index                   $100.00    $121.04   $110.02    $96.95     $74.52     $97.19
Dow Jones Food Index            $100.00    $81.50    $103.15    $112.32   $112.79    $124.47

             PROPOSAL 2 - APPROVAL OF THE 2003 STOCK INCENTIVE PLAN

         Our stockholders are being asked to approve the 2003 Stock Incentive Plan as a new equity incentive plan pursuant to which 2,000,000 shares of Common Stock will be authorized for issuance to executive personnel, key employees, directors and consultants of the Company and its affiliates. On November 11, 2003, the Board of Directors approved the Plan, subject to the approval of the Company's stockholders. The 2003 Stock Incentive Plan is intended to (i) attract and retain executive personnel, key employees, directors and consultants, (ii) motivate such participants by means of performance-related incentives to achieve longer-range performance goals and (iii) enable such participants to participate in the long-term growth and financial success of the Company. The Board of Directors believes that the Plan is in the best interests of the Company's stockholders because approval of the 2003 Stock Incentive Plan will enable us to attain the stated goals thereof.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2003 STOCK INCENTIVE PLAN.

GENERAL

         The 2003 Stock Incentive Plan is intended to qualify for the performance-based compensation exception from the deduction limitation of
Section 162(m) of the Code. Among the requirements for satisfying that exception are that an equity-based incentive plan contain, and stockholders approve, (i) a maximum number of shares that may be awarded to eligible employees during specified periods stated in the 2003 Stock Incentive Plan and (ii) performance criteria which must be satisfied as a condition to the vesting of awards granted to certain employees of the Company. Section 162(m) denies a deduction by any publicly held company for certain compensation in excess of $1 million per year paid to the company's chief executive officer and the four other most highly compensated executive officers of the Company.

         The Company is seeking stockholders approval of the 2003 Stock Incentive Plan (i) to satisfy certain listing standards established by the NYSE,
(ii) so that the Company may use the 2003 Stock Incentive Plan to grant incentive stock options (options that enjoy certain favorable tax treatment under Section 421 of the Code), and (iii) as explained above, to enhance the Company's ability to grant awards that qualify for the performance-based exception to the federal income tax deduction limits that otherwise might apply under Section 162(m) of the Code.

DESCRIPTION OF PRINCIPAL FEATURES OF THE 2003 STOCK INCENTIVE PLAN

         The following is a brief description of the principal features of the 2003 Stock Incentive Plan. It does not purport to be complete and is qualified in its entirety by the full text of the 2003 Stock Incentive Plan, which is annexed hereto as Appendix 4.

Administration

         The 2003 Stock Incentive Plan will be administered by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee will be an "outside director" within the meaning of Section 162(m) of the Code.

         The Compensation Committee will have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the 2003 Stock Incentive Plan and applicable law, to (i) designate participants;
(ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of shares of Common Stock to be covered by awards; (iv) determine the terms and conditions of any award, including but not limited to whether the vesting or payment of all or any portion of any award may be made subject to one or more performance goals; (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares of Common Stock, other securities, other awards or other property, or cancelled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other awards, other property, and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Compensation Committee; (vii) interpret and administer the 2003 Stock Incentive Plan and any instrument or agreement relating to, or award made under, the 2003 Stock Incentive Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2003 Stock Incentive Plan; and (ix) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2003 Stock Incentive Plan.

         The Compensation Committee may also determine to pay annual or other fees to non-employee directors in whole or in part in the form of awards available for grant under the 2003 Stock Incentive Plan. The Compensation Committee may delegate all, or any part, of its administrative power where consistent with applicable securities and tax law requirements. The Compensation Committee shall not have the authority to reduce the exercise price of any option granted under the 2003 Stock Incentive Plan.

Shares Authorized

         The Company has reserved 2,000,000 shares of Common Stock for issuance under the 2003 Stock Incentive Plan. Such shares may consist, in whole or in part, of authorized shares and unissued shares or treasury shares. No individual may be granted stock options or stock appreciation rights under the 2003 Stock Incentive Plan in any calendar year covering more than 600,000 shares. In addition, the number of shares with respect to which restricted stock and other stock-based awards intended to qualify for the performance-based exception to the Section 162(m) deductibility limit in the Code that may be granted to any individual in any calendar year may not exceed 600,000 shares.

         If an award granted under the 2003 Stock Incentive Plan is forfeited or otherwise terminates or is cancelled without the delivery of shares, then the shares underlying the award will again be available under the 2003 Stock Incentive Plan. In the event of any change in the Company's capitalization or in the event of a corporate transaction such as a merger, consolidation, separation or similar event, the 2003 Stock Incentive Plan provides for appropriate adjustments in the number and class of shares of stock (or other property) available for issuance or grant and in the number and/or price of shares subject to awards.

Eligibility

         Awards may be granted under the 2003 Stock Incentive Plan to key employees, directors and consultants of the Company and its affiliates.

Performance Goals

         The Compensation Committee may condition the vesting of awards granted under the 2003 Stock Incentive Plan upon the attainment of performance goals. Awards may be contingent on the Company's attainment of one or more pre-established performance goals established by the committee based on our attainment of any one or more of the following performance criteria:

              - return on total stockholder equity;

              - earnings per share of common stock;

              - net income (before or after taxes);

              - earnings before interest, taxes, depreciation and amortization;

              - revenues;

              - return on assets;

              - market share;

              - cost reduction goals; or

              - any combination of, or specified increase in, any of the foregoing goals.

         By making awards granted under the 2003 Stock Incentive Plan subject to the attainment of performance goals, the Compensation Committee intends that compensation paid under the 2003 Stock Incentive Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.

Types of Awards

         The Compensation Committee may grant five types of awards under the 2003 Stock Incentive Plan: (i) options (including incentive stock options within the meaning of Section 422 of the Code and nonqualified options that do not qualify as incentive stock options), (ii) stock appreciation rights, (iii) restricted stock, (iv) stock awards and (v) other stock-based awards. Each award will be evidenced by an agreement which shall contain such provisions as the Compensation Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the 2003 Stock Incentive Plan.

Stock Options

         Options entitle the holder to purchase shares of Common Stock during a specified period at a purchase price specified by the Compensation Committee (but not less than the fair market value of the Common Stock on the day the option is granted for any incentive stock option). Each option granted under the 2003 Stock Incentive Plan will be exercisable for a period of 10 years from the date of grant, or such lesser period as the Compensation Committee shall determine. Options may be exercised in whole or in part, (i) by the payment in cash or cash equivalents of the full option price of the shares purchased, (ii) by tendering unrestricted shares of Common Stock owned by the participant for at least six months that have a fair market value equal to the option price of the shares purchased, or (iii) subject to applicable law, by a broker's cash-less exercise procedure approved by the Compensation Committee.

Stock Appreciation Rights ("SARs")

         A SAR entitles the participant, upon exercise, to an amount equal to the excess of the fair market value of a share of Common Stock over the grant price of the SAR. The grant price of each SAR will be determined by the Compensation Committee. A SAR may be related to an option or unrelated. A SAR that is related to an option may only be exercised to the extent the related option is exercisable and to the extent the SAR is exercised, the number of shares subject to the related option will be reduced on a one for one basis.

Restricted Stock

         A restricted stock award consists of a grant of a share of Common Stock that is subject to a risk of forfeiture before the stock becomes vested. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the 2003 Stock Incentive Plan or the applicable award agreement. Dividends paid on any shares of restricted stock may be paid directly to a participant, or may be reinvested in additional shares, as determined by the Compensation Committee.

Stock Awards

         A stock award is an award of shares of Common Stock that is not subject to a risk of forfeiture or transfer restrictions.

Other Stock-Based Awards

         Other stock-based awards, the form of which may be determined by the Compensation Committee, will be valued in whole or in part by reference to or otherwise based on shares of Common Stock.

Amendment or Termination of the 2003 Stock Incentive Plan

         The Board of Directors may amend, alter, suspend, discontinue or terminate the 2003 Stock Incentive Plan or any portion of it at any time; provided that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement with which the Board of Directors deems it necessary or desirable to qualify or comply. However, the Compensation Committee may amend the 2003 Stock Incentive Plan in such manner as may be necessary to conform with local rules and regulations in any jurisdiction outside the United States.

2003 STOCK INCENTIVE PLAN BENEFITS

         There have been no awards granted under the 2003 Stock Incentive Plan to date. Additionally, inasmuch as awards under the 2003 Stock Incentive Plan will be granted at the sole discretion of the Compensation Committee, the Company cannot determine at this time either the persons who will receive awards under the 2003 Stock Incentive Plan or the amount of any such awards.

         As of March 31, 2004, the closing price of a share of Common Stock on the NYSE was $13.69 per share.

FEDERAL INCOME TAX INFORMATION

         The following is a general summary of the federal income tax consequences that may apply to recipients of options, stock appreciation rights, restricted stock or other stock awards under the 2003 Stock Incentive Plan. The discussion is a summary only, and the applicable law is subject to change. Reference is made to the Code for a complete statement of all relevant federal tax provisions.

Nonqualified Stock Options ("NSOs")

         A participant generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of such NSO, he or she will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income.

         If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options ("ISOs")

         A participant will not recognize any ordinary income (and the Company will not be permitted any deduction) upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of Common Stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant's "alternative minimum taxable income."

         Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled participant, and without limit in the case of death). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, discussed above.

         If stock acquired pursuant to the timely exercise of an ISO is later disposed, and if the stock is a capital asset of the participant, the participant generally will recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the participant) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

         If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a "disqualifying disposition"), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the participant, as short-term or long-term capital gain (depending upon the length of time such shares were held by the participant) to the extent of any excess of the amount realized on such disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the participant. In such case, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income.

Restricted Stock

         A participant generally will not be subject to tax upon the grant of a restricted stock award, but rather will recognize ordinary income in an amount equal to the fair market value of such shares at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant's tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant's holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will generally be taxable to the participant as additional compensation (and not as dividend income).

SARs

         The grant of a SAR will not result in income for the participant or in a tax deduction for the Company at the time of grant. Upon the settlement of such a right or award, the participant will recognize ordinary income equal to the aggregate value of the cash and/or shares received, and the Company generally will be entitled to a tax deduction in the same amount.

Stock Awards

         A stock award generally will result in compensation income for the participant, and a tax deduction for the Company, each equal to the fair market value of the shares of Common Stock subject to the award.

Other Stock-Based Awards

         The tax treatment of other stock-based awards will depend on the terms of such awards. In general, if the award is payable in cash, the participant will recognize ordinary income at the time of payment. In general, if the award is payable in shares of Common Stock, the participant will recognize ordinary income at the time such shares are no longer subject to a substantial risk of forfeiture in an amount equal to the fair market value of the shares on that date. In general, the Company will be entitled to a deduction in the same amount, and at the same time as ordinary income is recognized by the participant.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has selected Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004. Ernst & Young LLP representatives will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees and expenses that Ernst & Young LLP billed to the Company for professional services rendered for the audit of the Company's 2003 and 2002 financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarterly periods in 2003 and 2002 were $520,100 and $533,000, respectively. Audit services include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q and statutory audits required internationally.

         AUDIT-RELATED FEES. The aggregate fees and expenses that Ernst & Young LLP billed to the Company for audit-related services rendered in 2003 and 2002 were $348,800 and $84,950, respectively. Audit-related services include employee benefit plan audits, assistance with compliance with the requirements under
Section 404 of the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated pursuant thereto and reviews not required for the audit of the consolidated financial statements.

         TAX FEES. The aggregate fees and expenses that Ernst & Young LLP billed to the Company for tax services rendered in 2003 and 2002 to the Company were $23,900 and $39,500, respectively. Tax services include tax planning and tax advice.

         ALL OTHER FEES. The aggregate fees and expenses that Ernst & Young LLP billed to the Company for all other services rendered in 2003 and 2002 to the Company were $12,500 and $12,000, respectively. All other services include work related to the proxy statement disclosures.

         AUDITOR INDEPENDENCE. The Audit Committee considered whether any audit-related and non-audit service that Ernst & Young LLP provided were compatible with maintaining the auditors' independence from management and the Company. It has been the Audit Committee's policy to approve in advance the plan of audit services to be provided and an estimate of the cost for such audit services. The Audit Committee has also adopted a policy of approving in advance for each calendar year a plan of the expected services and a related budget, submitted by management, for audit-related services, tax services and other services that the Company expects the auditors to render during the year. Throughout the year, the Audit Committee is provided with updates on the services provided and the expected fees associated with each service. Any expenditure in excess of the approval limits for approved services, and any engagement of the auditors to render services in addition to those previously approved, requires approval by the Audit Committee. The Audit Committee approved the audit plan and fees for the Company's 2003 financial statements and the non-audit services that the Company expects Ernst & Young LLP to provide in 2004.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

         The following table sets forth the total number of shares of Common Stock that each director of the Company, each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, the officers named in the Summary Compensation Table presented earlier in this Proxy Statement and all directors and officers as a group beneficially owned as of March 31, 2004, and the percent of Common Stock so owned. Common Stock is the Company's only outstanding voting stock. "Ownership" for this purpose is "beneficial ownership" as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, a person beneficially owns a share if the person has sole or shared voting power or investment power with respect to the share or the person has the right to acquire the share within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of any power of attorney or revocation of trust, discretionary account or similar arrangement.

                                                                             Amount and Nature
                                                                                of Beneficial      Percent of
Name                                                                          Ownership(a)        Voting Stock
----                                                                         -----------------    ------------
Mafco Consolidated Group Inc.                                                  7,048,000(b)         38.3%
  35 East 62nd Street
  New York, NY  10021

Dimensional Fund Advisors Inc.                                                 1,090,600            5.93%
  1299 Ocean Avenue
  Santa Monica, CA  90401

Philip E. Beekman                                                                 10,900            *
Rosanne F. Coppola                                                                     0            *
Jaymie A. Durnan                                                                     500            *
Theo W. Folz                                                                     535,000            2.83%
Howard Gittis                                                                    146,000            *
Peter W. Grace                                                                    93,333            *
Paul M. Meister                                                                   72,416            *
Ronald O. Perelman                                                               500,000            2.65%
Barry F. Schwartz                                                                  5,000            *
Todd J. Slotkin                                                                    5,000            *
Bruce Slovin                                                                      10,410 (c)        *
Stephen G. Taub                                                                  516,667            2.73%
All directors and executive officers  as a group (12 persons) (d)              8,943,226            44.66%

*    Less than 1%.

(a) Includes Common Stock and options to acquire Common Stock exercisable within 60 days. Of the shares of Common Stock shown for each individual listed, the following amounts represent options exercisable within 60 days:
     Mr. Folz - 525,000; Mr. Perelman - 500,000; Mr. Taub - 516,667; Mr. Grace -
     93,333.

(b) All of such shares of Common Stock are indirectly owned by Mr. Perelman through Mafco Holdings and aggregate 38.3% of the outstanding Common Stock. The shares so owned and shares of intermediate holding companies are, or may from time to time, be pledged to secure obligations of Mafco Holdings or its affiliates.

(c) Of the shares owned, 5,000 are held in trust for a minor child. Mr. Slovin disclaims beneficial ownership of such 5,000 shares.

(d) Includes shares of Common Stock indirectly owned by Mr. Perelman through Mafco Holdings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         PANAVISION DISPOSITION. On July 26, 2002, the Company entered into a settlement agreement (the "Settlement Agreement") pursuant to which the parties thereto agreed to settle and dismiss a consolidated derivative and class action, In re M & F Worldwide Corp. Shareholder Litigation (No. 18502), and a derivative action, Furtherfield Partners, et al. v. Ronald O. Perelman (No. 19203), relating to the Company's acquisition of 7,320,225 shares of common stock, par value $.01 per share, of Panavision (the "Panavision Shares"), from PX Holding Corporation, a Delaware corporation ("PX Holding").

         Pursuant to the Settlement Agreement, as approved by the Delaware Chancery Court on December 3, 2002, PX Holding purchased the Panavision Shares for an aggregate consideration consisting of (i) 1,500,000 shares of Common Stock, (ii) 6,182,153 shares of Series B Non-Cumulative Perpetual Participating Preferred Stock, par value $.01 per share of the Company (the "M & F Worldwide Series B Preferred Stock"), and (iii) $80,000,000 in cash. Contemporaneously, Mafco Holdings and the Company entered into a letter agreement, pursuant to which Mafco Holdings delivered 666,667 shares of M & F Worldwide Series B Preferred Stock to the Company in exchange for (i) 1,381,690 shares of Series A Non-Cumulative Perpetual Participating Preferred Stock, par value $.01 per share, of Panavision (the "Panavision Series A Preferred Stock"), and (ii) $976,250 in cash.

         In addition, the following agreements were also entered into in connection with the Settlement Agreement:

                  (i) The Company and Panavision entered into a letter agreement terminating the Registration Rights Agreement, dated as of June 5, 1998, as amended on December 21, 2001, between such parties (formerly between Panavision and PX Holding), pursuant to which the Company had received registration rights with regard to the Panavision Shares and certain shares of Panavision Series A Preferred Stock;

                  (ii) The Company and PX Holding entered into a letter agreement terminating the Registration Rights Agreement, dated as of April 19, 2001, as amended on December 21, 2001, between such parties, pursuant to which PX Holding had received registration rights with regard to certain shares of Common Stock and M & F Worldwide Series B Preferred Stock;

                  (iii) The Company and Mr. Perelman entered into a letter agreement (the "M & F Worldwide-Perelman Termination Agreement") terminating the letter agreement, dated as of April 19, 2001, between such parties;

                  (iv) The Company and Mafco Holdings entered into a letter agreement terminating the letter agreement, dated as of April 19, 2001, between such parties;

                  (v) The Company and Panavision entered into a letter agreement terminating any obligation relating to the letter, dated as of April 19, 2001, between such parties;

                  (vi) The Company and Mafco Holdings entered into a letter agreement terminating the letter agreement, dated as of June 27, 2002, between such parties. The letter agreement had given the Company an option, no part of which was exercised, to purchase from Mafco Holdings 39,199 shares of Panavision's Series B Cumulative Pay-In-Kind Preferred Stock and $78,355,000 principal amount of Panavision's 9-5/8% Senior Subordinated Discount Notes Due 2006;

                  (vii) The Company and Mafco Holdings entered into a letter agreement pursuant to which Mafco Holdings purchased from the Company for $6,700,000 in cash a $6,700,000 promissory note issued by Panavision to the Company, as the purchase price for Panavision's acquisition of Las Palmas Productions, Inc. ("Las Palmas") from the Company on July 2, 2002;

                  (viii) The Company, Mafco Holdings and Panavision entered into an amendment ("Amendment No. 1") to the Instrument of Assignment and Assumption, dated as of July 1, 2002, by and between the Company and Panavision (the "Instrument of Assignment and Assumption"). Pursuant to the Instrument of Assignment and Assumption, which was entered into in connection with the sale by the Company to Panavision of Las Palmas, the Company agreed to indemnify Panavision for any liability, including deferred purchase price, to the former stockholders of Las Palmas in connection with their sale of Las Palmas to the Company in 2001. Pursuant to Amendment No. 1, the Company, Mafco Holdings and Panavision amended the Instrument of Assignment and Assumption to make Mafco Holdings a co-indemnitor of the Company with respect to any liability to the former stockholders of Las Palmas; and

                  (ix) The Company, Mafco Holdings and Pneumo Abex entered into a letter agreement pursuant to which Mafco Holdings purchased from Pneumo Abex $11,420,000 principal amount of Panavision's 9-5/8% Senior Subordinated Discount Notes Due 2006 on which there was approximately $372,498 of accrued and unpaid interest, for an aggregate purchase price of $4,735,798 in cash.

         Upon the closing of these transactions, the Company canceled the Certificate of Designations, Powers, Preferences and Rights of the M & F Worldwide Series B Preferred Stock.

         LAS PALMAS DISPOSITION. In July 2001, the Company purchased all of the capital stock of Las Palmas, which operated EFILM, a provider of digital processing services to the motion picture and television industries. From that date through July 1, 2002, Panavision operated EFILM pursuant to various agreements (collectively, the "EFILM Agreements") with Las Palmas. Pursuant to those agreements, Las Palmas (i) subleased the real estate used in the business to Panavision, (ii) leased the property and equipment used in the business to Panavision on a month-to-month basis, (iii) seconded all of Las Palmas' employees to Panavision until July 2, 2008 or such later date mutually agreed upon, and (iv) granted to Panavision until July 2, 2008 a worldwide, nonexclusive license to certain technology and intellectual property to be used solely in connection with servicing customers, which automatically renewed for successive one-year terms unless prior written notice was provided by a party. In addition to monthly payments, the EFILM Agreements required that Panavision pay the Company a one-time cash payment equal to the greater of (a) 90% of the average annual EBITDA (as defined in the EFILM Agreements) of the EFILM business over a two-year Incentive Period (as defined in the EFILM Agreements) or (b) $1.5 million, such payment to occur no earlier than 2004 and no later than 2007. On July 2, 2002, Panavision purchased the capital stock of Las Palmas from the Company in exchange for a promissory note in the principal amount of $6.7 million plus interest at 10% per annum, payable on the earlier to occur of (a) September 30, 2005 or (b) a refinancing of Panavision's bank credit facilities. The EFILM Agreements were terminated. In connection with its purchase of Las Palmas, Panavision entered into the Instrument of Assignment and Assumption indemnifying the Company with respect to liability, including deferred purchase price, to the former stockholders of Las Palmas in connection with their sale of Las Palmas to the Company in 2001. Panavision also assumed all liabilities and obligations of the Company under the Non-competition Agreement dated July 2, 2001 by and among the Company, the former stockholders of Las Palmas and Las Palmas.

         TAX SHARING AGREEMENT WITH PANAVISION. For the period from April 19, 2001 through December 3, 2002, Panavision, for federal income tax purposes, was in the affiliated group of which the Company is the common parent (the "M&F Worldwide Group"), and the Company included Panavision's federal taxable income in such group's consolidated federal income tax return. The Company also included Panavision in certain state and local tax returns of the Company or its subsidiaries for that period. As of April 19, 2001, Panavision and certain of its subsidiaries and the Company entered into a tax sharing agreement (the "Tax Sharing Agreement"), pursuant to which the Company agreed to indemnify Panavision against federal, state or local income tax liabilities of the M&F Worldwide Group for taxable periods beginning on or after April 19, 2001 during which Panavision or a subsidiary of Panavision was a member of such group. Pursuant to the Tax Sharing Agreement, for all taxable periods beginning on or after April 19, 2001 and ending December 3, 2002, Panavision was obligated to pay to the Company amounts equal to the taxes that Panavision would otherwise have had to pay if it were to have filed separate federal, state or local income tax returns (including any amount determined to be due as a result of a redetermination arising from an audit or otherwise of the consolidated or combined tax liability relating to any such period attributable to Panavision), except that Panavision was not entitled to carryback any losses to taxable periods ending prior to April 19, 2001. No payment was necessary under the Tax Sharing Agreement as Panavision had sufficient net operating loss carryforwards to offset its taxable income. The Tax Sharing Agreement continues in effect after December 3, 2002 only as to matters such as audit adjustments and indemnities.

         ABEX MERGER/TRANSFER AGREEMENT. In connection with the merger on June 15, 1995 of Abex Inc. ("Abex"), currently known as Mafco Consolidated, and a wholly owned subsidiary of Mafco Holdings (the "Abex Merger") and the related transfer (the "Transfer") to a subsidiary of Mafco Consolidated of substantially all of Abex's consolidated assets and liabilities, with the remainder being retained by the Company, the Company, a subsidiary of Abex, Pneumo Abex and another subsidiary of the Company entered into a Transfer Agreement (the "Transfer Agreement"). Under the Transfer Agreement, Pneumo Abex retained the assets and liabilities relating to its Abex NWL Aerospace Division ("Aerospace"), as well as certain contingent liabilities and the related assets, including its historical insurance and indemnification arrangements. Abex transferred substantially all of its other assets and liabilities to a subsidiary of Mafco Consolidated. The Transfer Agreement provides for appropriate transfer, indemnification and tax sharing arrangements, in a manner consistent with applicable law and existing contractual arrangements.

         The Transfer Agreement requires such subsidiary of Mafco Consolidated to undertake certain administrative and funding obligations with respect to certain categories of asbestos-related claims and other liabilities, including environmental claims, retained by Pneumo Abex. The Company will be obligated to make reimbursement for the amounts so funded only when amounts are received by the Company under related indemnification and insurance arrangements. Such administrative and funding obligations would be terminated as to these categories of asbestos-related claims in the case of a bankruptcy of Pneumo Abex or the Company or of certain other events affecting the availability of coverage for such claims from third-party indemnitors and insurers. In the event of certain kinds of disputes with Pneumo Abex's indemnitors regarding their indemnities, the Transfer Agreement permits the Company to require such subsidiary to fund 50% of the costs of resolving the disputes. The Transfer Agreement further provides that Mafco Consolidated will indemnify the Company with respect to all environmental matters associated with Abex's former operations to the extent not paid by third-party indemnitors or insurers, other than the operations relating to Aerospace, which Pneumo Abex sold to Parker Hannifin Corporation in 1996.

         THE COMPANY/MAFCO CONSOLIDATED REGISTRATION RIGHTS AGREEMENT. In connection with the Abex Merger, Mafco Consolidated and the Company entered into a registration rights agreement (the "Company/Mafco Consolidated Registration Rights Agreement") providing Mafco Consolidated with the right to require the Company to use its best efforts to register under the Securities Act of 1933, as amended (the "Securities Act"), and the securities or blue sky laws of any jurisdiction designated by Mafco Consolidated, all or a portion of the issued and outstanding Common Stock, if any, retained (the "Retained Shares") by Mafco Consolidated in the Abex Merger (the "Registrable Shares"). Such demand rights are subject to the conditions that the Company is not required to (i) effect a demand registration more than once in any 12-month period, (ii) effect more than one demand registration with respect to the Retained Shares, or (iii) file a registration statement during periods (not to exceed three months) (a) when the Company is contemplating a public offering, (b) when the Company is in possession of certain material non-public information, or (c) when audited financial statements are not available and their inclusion in a registration statement is required. In addition, and subject to certain conditions described in the Company/Mafco Consolidated Registration Rights Agreement, if at any time the Company proposes to register under the Securities Act an offering of Common Stock or any other class of equity securities, then Mafco Consolidated will have the right to require the Company to use its best efforts to effect the registration under the Securities Act and the securities or blue sky laws of any jurisdiction designated by Mafco Consolidated of all or a portion of the Registrable Shares as designated by Mafco Consolidated. The Company is responsible for all expenses relating to the performance of, or compliance with, the Company/Mafco Consolidated Registration Rights Agreement except that Mafco Consolidated is responsible for underwriters' discounts and selling commissions with respect to the Registrable Shares being sold. In subsequent amendments to the Company/Mafco Consolidated Registration Rights Agreement, the Company has agreed that shares of Common Stock acquired from time to time by Mafco Consolidated will be treated as "Registrable Shares."

         AFFILIATE ACCOUNTING. In 2003, the Company entered into a Management Services Agreement with MacAndrews & Forbes, whereby MacAndrews & Forbes provides the services of three of its executives, Messrs. Gittis, Schwartz and Slotkin, to the Company to manage the business and provides other management and advisory services to the Company. This agreement expires on December 31, 2005, provided, however, that the term shall be automatically extended for successive one year periods unless either MacAndrews & Forbes or the Company shall have given written notice to the other party at least ninety days prior to the end of term. Such executive officers are not compensated directly or indirectly by the Company. MacAndrews & Forbes received payment of $1.5 million from the Company for these services in 2003.

         The Company participates in Mafco Holdings' directors and officers insurance program, which covers the Company as well as Mafco Holdings and its other affiliates. The limits of coverage are available on aggregate losses to any or all of the participating companies and their respective directors and officers. The Company reimburses Mafco Holdings for its allocable portion of the premiums for such coverage, which the Company believes is more favorable than the premiums the Company could secure were it to secure stand alone coverage. At December 31, 2003, the Company has recorded prepaid expenses, other assets, accrued liabilities and other liabilities of $1.5 million, $6.0 million, $2.7 million and $2.8 million relating to the financing of the directors and officers insurance program.


                             ADDITIONAL INFORMATION

         The Company will make available a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and any Quarterly Report on Form 10-Q filed thereafter, without charge, upon written request to the Secretary, M & F Worldwide Corp., 35 East 62nd Street, New York, New York 10021. Each such request must set forth a good faith representation that, as of the Record Date, March 12, 2004, the person making the request was a beneficial owner of Common Stock entitled to vote. In order to ensure timely delivery of such documents prior to the Annual Meeting, any such request should be made promptly to the Company.


                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, any holder of at least $2,000 in market value of Common Stock who has held such securities for at least one year and who desires to have a proposal presented in the Company's proxy material for use in connection with the Annual Meeting of stockholders to be held in 2005 must transmit that proposal (along with his or her name, address, the number of shares of Common Stock that he or she holds of record or beneficially, the dates upon which the shares of Common Stock were acquired, documentary support for a claim of beneficial ownership and a statement of willingness to hold such Common Stock through the date of the annual meeting of stockholders to be held in 2005) in writing as set forth below. Proposals of stockholders intended to be presented at the annual meeting of stockholders to be held in 2005 must be received by the Secretary, M & F Worldwide Corp., 35 East 62nd Street, New York, New York 10021, not later than January 6, 2005. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, the Secretary must receive such proposals at the above address by March 7, 2005. In accordance with the Company's by-laws, proposals of stockholders made outside of

Rule 14a-8 under the Exchange Act must be submitted not later than March 7, 2005 and not earlier than February 5, 2005.


                                 OTHER BUSINESS

         The Company knows of no other matter that may come before the Annual Meeting. However, if any such matter properly comes before the meeting, the individuals named in the proxies will vote on such matters in accordance with their best judgment.

April 2, 2004
                                            By Order of the Board of Directors,


                                            M & F WORLDWIDE CORP.

                                   APPENDIX 1

                              M & F WORLDWIDE CORP.
               BOARD STANDARDS FOR ASSESSING DIRECTOR INDEPENDENCE


The Board of Directors of M & F Worldwide Corp. shall consider any Director on the Board satisfying the following standards to be "independent":

1. NO MATERIAL RELATIONSHIP WITH THE COMPANY. The Board of Directors has determined that the Director does not have any material relationship with the Company (as defined below), either directly or as a partner, substantial shareholder or officer of an organization that has a relationship with the Company. In making such determinations, the Board will consider any relationship that does not exceed the standards set forth in Sections (2) to (7) to be immaterial.

2. EMPLOYMENT WITH THE COMPANY. The Director is not, and has not within the past three years been, an officer or employee of the Company, and no member of his or her Immediate Family (as defined below) is, or within the past three years has been, an executive officer of the Company.

3. DIRECT COMPENSATION FROM THE COMPANY OF LESS THAN $100,000. Neither the Director nor any of his or her Immediate Family has received more than $100,000 per year in direct compensation from the Company within the past three years. In calculating compensation, the following will be excluded: (a) Director and committee fees and expenses and pension or other forms of deferred compensation for prior service to the Company (provided such deferred compensation is not contingent in any way on continued service); (b) compensation paid to a Director for service as an interim Chairman or Chief Executive Officer of the Company and (c) compensation paid to an Immediate Family member for service as a non-executive employee.

4. NO MATERIAL BUSINESS DEALINGS. The Director has not been an executive officer or an employee of, and no Immediate Family member of the Director has been an executive officer of, another company (including parent and subsidiary companies within such other company's consolidated group) within the past three years that has made payments to or has received payments from the Company or its affiliates for property or services in an amount exceeding the greater of $1.0 million or 2% of such other company's consolidated gross revenues (as reported for the most recently completed fiscal year of such other company); provided that, at the time of making such assessment, the Director or his or her Immediate Family member remains employed by such other company.

5. NO AFFILIATION WITH THE COMPANY'S AUDITOR. The Director has not been affiliated with or employed by, and no Immediate Family member of the Director has been affiliated with or employed in a professional capacity by, the independent auditor of the Company or any other independent auditor of the Company within the past three years.

6. NO INTERLOCKING DIRECTORATES. The Director has not been employed, and no Immediate Family member of the Director has been employed, within the past three years as an executive officer of another company where either the Company's Chief Executive Officer, Chief Financial Officer or other executive officer served on such other company's compensation committee.

7. NO MATERIAL CHARITABLE CONTRIBUTIONS. The Director has not been an executive officer of a company or other organization to which the Company or any of its executive officers has made, within the past three years, charitable contributions in any one year exceeding the greater of (1) $1 million or (2) 2% of the charitable entity's annual consolidated gross revenues.

For purposes of these guidelines--

     1. References to the "COMPANY" in items 1 through 7 above include M & F Worldwide Corp., its subsidiaries and any entity owning a sufficient stake in M & F Worldwide Corp. such that it consolidates the entities' financial results.

     2. The "IMMEDIATE FAMILY" of an individual includes the individual's spouse, parents, children, siblings, mother- and father-in-law, daughters- and sons-in-law, sisters- and brothers-in-law and anyone who shares the individual's home (excluding unrelated employees of the individual). The Board need not consider the otherwise-disqualifying activities of an individual who dies, becomes incapacitated or otherwise ceases to be an Immediate Family member prior to the time of the Board's determination.

     3. The Board may accept a Director's good-faith representation as to the consolidated gross revenues of another entity when such data is not readily available from public sources.



Publication Date:  January 29, 2004

                                   APPENDIX 2

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              M & F WORLDWIDE CORP.


In accordance with the By-Laws of M & F Worldwide Corp. (the "Company") and applicable laws, rules and regulations, there will be a standing committee of the Board of Directors of the Company (the "Board") known as the Audit Committee (the "Committee").

I.       PURPOSE

The primary objective of the Committee is to assist the Board in fulfilling the Board's oversight responsibilities with respect to (a) the integrity of the financial statements and other financial information provided by the Company to its stockholders and the public, (b) the Company's financial reporting process,
(c) its systems of internal accounting and financial controls, (d) its compliance with legal and regulatory requirements, (e) the independent auditors' qualifications, independence and performance, (f) the performance of the Company's internal audit function and (g) any other matter required of the Committee pursuant to the listing standards of the New York Stock Exchange (the "NYSE") or under applicable law. Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. Consequently, it is not the duty of the Committee to plan or conduct audits; to otherwise investigate the Company's affairs; to assure compliance with law or Company policy; or to determine that the Company's financial statements and disclosures are complete and accurate, fairly present the Company's financial condition, results of operations or cash flows, or are in accordance with those accounting principles generally accepted in the United States ("GAAP") or applicable laws, rules and regulations. These are the responsibilities of management and the independent auditors.

II.      ORGANIZATION

1.   Generally.

     a. Composition. The Committee will consist of three or more Directors of the Company as set by the Board from time to time, each of whom should satisfy the qualifications discussed in Paragraph 2 below. The Board will appoint the members of the Committee as needed to fill any vacancy, upon the recommendation of the Nominating/Governance Committee. Unless removed by the Board, each member may serve for as long as he or she is a Director.

     b. Committee Chair. The Committee will have a Chairman, who may be any member of the Committee that the Board shall from time to time select. The Chairman may resign the chair without resigning from the Committee.

     c. Quorum. Unless otherwise provided in the By-Laws of the Company, a quorum of the Committee will consist of two members, whether or not the Chairman of the Committee shall be present.

     d. Delegation of Authority. The Committee may form subcommittees and delegate authority to subcommittees or its Chairman when appropriate. In particular, the Committee shall permit the Chairman to "pre-approve" certain audit-related and non-audit-related matters pursuant to Sections 10A(h) and (i) of the Securities Exchange Act of 1934 (as amended by the Sarbanes-Oxley Act of 2002) to the extent permitted by law or applicable SEC regulation. The Chairman shall report to the Committee any action he or she may have taken since a Committee meeting pursuant to any grant of delegated authority at the Committee's next meeting.

2. Qualifications of Members of the Committee. Each member of the Committee, and where applicable the Committee as a whole, should, at the time being considered for appointment and at all times thereafter, satisfy the following criteria:

     a. Independence. Each member of the Committee must be "independent" within the meaning of the NYSE listing standards and the rules of the Securities and Exchange Commission (the "SEC") pertaining to audit committees.

     b. Financial Literacy. To the extent required by applicable laws or the NYSE listing standards, each member of the Committee must be financially literate, as such qualification is determined from time to time by the Company's Board in the exercise of its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

     c. Accounting or Related Financial Management Expertise. To the extent required by applicable laws or the NYSE listing standards, at least one member of the Committee must have accounting or related financial management expertise, as such qualification is determined from time to time by the Company's Board in the exercise of its business judgment, provided that the Board may presume that a member who qualifies as an "audit committee financial expert," as discussed below, has the requisite accounting or related financial management expertise.

     d. Audit Committee Financial Expert. While not a requirement for membership on the Committee, it is the Board's view that, if possible, it is desirable to have at least one "audit committee financial expert" serving on the Committee, as such term is defined in the applicable SEC rules.

     e. Membership on Other Audit Committees. In selecting members of the Committee, the Board should consider whether a potential member serves on the audit committee of more than two other public companies and, if so, whether such simultaneous service would impair the ability of the Director to serve effectively on the Committee. Service under these circumstances must be disclosed in the Company's annual proxy statement to the extent required by applicable laws or the NYSE listing standards.

III.     MEETINGS

The Committee will meet as often as it determines is necessary or desirable, but not less frequently than quarterly. To foster open communication, the Committee will endeavor to meet with management, the head of the internal audit function and the senior independent auditors in separate executive sessions to discuss any matter that the Committee or each of these groups believe should be discussed privately. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee. The Committee may from time to time decide to act by unanimous written consent in lieu of a meeting.

The Chairman of the Committee will (a) in consultation with the Company's Secretary, set the time and place of Committee meetings and notify members of meetings, (b) preside at meetings and (c) in consultation with the other members of the Committee and the Company's Secretary, set the agenda of items to be addressed at each upcoming meeting. Each member of the Committee may suggest the inclusion of items on such agenda, and may raise at any Committee meeting appropriate and relevant business subjects that are not on the agenda for that meeting. The Chairman of the Committee and the Company's Secretary will endeavor to ensure, to the extent feasible, that the agenda for each upcoming meeting of the Committee is circulated to each member of the Audit Committee in advance of the meeting.

IV.      AUTHORITY AND RESPONSIBILITIES

The Committee will, to the extent consistent with applicable law or the NYSE listing standards, have the following authority and principal responsibilities:

   1. Independent Auditor. With respect to the independent auditor, the Committee will:

     a. Be directly and solely responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm registered with the Public Company Accounting Oversight Board (the "PCAOB"), including the Company's independent auditor for the purpose of preparing and issuing its audit report or performing other audit, review or attest services for the Company. Such registered public accounting firms will report directly to the Committee, and the Committee will be directly responsible for resolving any disagreement between management and the independent auditor regarding financial reporting.

     b. Review in advance, and grant any appropriate pre-approval of, (i) all proposed auditing services to be provided by the independent auditor and (ii) all proposed non-audit services to be provided by the independent auditor as permitted by applicable law, and in connection therewith to approve all fees and other terms of engagement, as required by applicable law and subject to the exemptions provided in the SEC's or PCAOB's rules.

     c. At least annually, obtain and review a report from the independent auditor describing (i) the independent auditor's internal quality control procedures, (ii) any material issue raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning one or more independent audits carried out by the independent auditor, and any step taken to deal with any such issue, and (iii) all relationships between the independent auditor and the Company.

     d. Periodically review with the independent auditor any problem or difficulty encountered during the course of the audit, including any restriction on the scope of work or access to required information, and management's response.

   2. Review of Financial Statements and Other Financial Oversight. The Committee will:

     a. Discuss with management and the independent auditor the Company's annual audited and quarterly unaudited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     b. Render the audit committee report required by the SEC's proxy rules to be included in the Company's annual proxy statement and any other report of the Committee required by applicable law or the NYSE listing standards.

     c. Discuss generally the Company's earnings press releases, as well as the type of financial information and earnings guidance provided to analysts or rating agencies.

     d. Review major issues regarding accounting principles and financial statement presentations, including any significant change in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit step adopted in light of any material control deficiency.

     e. Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues, if any, and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

     f. Review the effect of regulatory and accounting initiatives, as well as any off-balance sheet structure, on the Company's financial statements.

     g. Meet separately, periodically, with the Company's management, with the personnel implementing the Company's internal audit function and with the Company's independent auditor.

   3. Internal Controls. With respect to the internal audit function and internal controls, the Committee will:

     a. Review on an annual basis the composition, functions, staffing, budget and performance of the internal audit function.

     b. Discuss the Company's risk assessment and risk management guidelines and policies.

   4.  Complaint Procedures.  The Committee will:

     a. Establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

     b. Have the power to investigate any matter brought to its attention and the right to obtain full access to all books, records, facilities and personnel of the Company.

   5.  Other Responsibilities.  The Committee will:

     a. (i) Review and advise the Board with respect to the Company's policies and procedures regarding compliance with the Company's Code of Business Conduct (the "Code"); (ii) obtain reports from management, the head of the Company's internal audit function and the independent auditor concerning any issue of which they are aware concerning compliance with the Code; (iii) approve, if the Board has not done so, any appropriate waiver of the Code for (A) the Company's executive officers and directors or (B) in the case of the portion of the Code entitled "Code of Ethics for Senior Financial Officers," the Company's Senior Financial Officers (as defined in the Code); provided, however, that any such waiver shall be promptly disclosed as required by law or any listing standard of the NYSE.

     b. Establish policies with respect to the hiring of employees or former employees of the independent auditor who have participated in any capacity in the Company's audit.

     c. Endeavor to evaluate at least annually whether any change to this Charter is necessary or appropriate.

     d. Report orally or in writing to the Board concerning each meeting of the Committee as it deems necessary or appropriate.

     e.   Review its own performance annually.

     f. Perform any other activity consistent with this Charter and the Company's By-Laws or as are required under applicable law or the NYSE listing standards, as in effect from time to time.

V.       RESOURCES

The Committee will have the authority to retain independent legal, accounting and other advisors and consultants, as appropriate, to advise the Committee or its subcommittees as they determine necessary to carry out their duties, without seeking Board or management approval. The Committee will determine the extent of funding necessary for payment of compensation by the Company to the independent auditor for its work in preparing or issuing the annual audit report or for providing any other permissible audit-related or non-audit service and to any independent legal, accounting and other advisor or consultant retained to advise the Committee or its subcommittees, which funds will be provided by the Company. The Company will also reimburse ordinary administrative expenses of the Committee.


Publication Date:  January 2, 2004

                                   APPENDIX 3

                                   CHARTER OF
                       THE NOMINATING/GOVERNANCE COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              M & F WORLDWIDE CORP.


In accordance with the By-Laws of M & F Worldwide Corp. (the "Company") and applicable laws, rules and regulations, there will be a standing committee of the Board of Directors of the Company (the "Board") known as the Nominating/Governance Committee (the "Committee").

I.       ORGANIZATION

The Committee will consist of three or more Directors of the Company as set by the Board from time to time. These members must be "independent" within the meaning of the New York Stock Exchange ("NYSE") listing standards pertaining to corporate governance. The Board will appoint the members of the Committee as needed to fill any vacancy, upon the recommendation of the Committee. Unless removed by the Board, each member may serve for as long as he or she is a Director.

The Committee will have a Chairman, who may be any member of the Committee that the Board shall from time to time select. The Chairman may resign the chair without resigning from the Committee.

Unless otherwise provided in the By-Laws of the Company, a quorum of the Committee will consist of two members, whether or not the Chairman of the Committee shall be present.

II.      MEETINGS

The Committee will meet as often as it determines is necessary or desirable, but not less frequently than annually. The Committee may from time to time decide to act by unanimous written consent in lieu of a meeting.

The Chairman of the Committee will (a) in consultation with the Company's Secretary, set the time and place of Committee meetings and notify members of meetings, (b) preside at meetings and (c) in consultation with the other members of the Committee and the Company's Secretary, set the agenda of items to be addressed at each upcoming meeting. Each member of the Committee may suggest the inclusion of items on such agenda, and may raise at any Committee meeting appropriate and relevant business subjects that are not on the agenda for that meeting. The Chairman of the Committee and the Company's Secretary will endeavor to ensure, to the extent feasible, that the agenda for each upcoming meeting of the Committee is circulated to each member of the Committee in advance of the meeting.

III.     AUTHORITY AND RESPONSIBILITIES

The Committee will have the following authority and principal responsibilities:

     a. Identifying individuals qualified to become members of the Board (consistent with any criteria that the Board or this Committee shall approve), conducting background checks for those individuals it would like to recommend to the Board as director nominees and recommending to the Board selections as needed for Director nominees for each annual meeting of stockholders and filling vacancies on the Board that may occur between annual meetings of stockholders;

     b. Considering any qualified candidate for an open Board position timely submitted to the Committee by any security holder of the Company entitled to vote in an election of Directors;

     c. Retaining, terminating and approving bills and expenses for, as appropriate and in its sole discretion, any search firm used to identify any director candidate;

     d. Making recommendations to the Board as to membership on the Board's committees and as to the appointment of a chairman for each committee of the Board;

     e. Identifying potential candidates for, and making recommendations to, the full Board with respect to potential successors to the Company's Chief Executive Officer;

     f. Overseeing the evaluation of management's performance and the Board's and Board committees' performance, including conducting an annual self-evaluation of the Committee;

     g. Developing and recommending to the Board any revision to the Company's Corporate Governance Guidelines;

     h. Endeavoring to establish and maintain, in conjunction with the Company's Secretary, an informal orientation and continuing education program for Directors to familiarize and update Directors as to the Company's strategic plans; significant financial, accounting and risk management matters; compliance programs; Code of Business Conduct and corporate governance guidelines; principal officers; and internal and independent auditors;

     i. Endeavoring to plan for the succession of the Company's Chief Executive Officer, which may include discussing with the Chief Executive Officer a succession plan for key senior officers of the Company with an assessment of senior managers and their potential to succeed the Chief Executive Officer and other senior management positions;

     j. Endeavoring to evaluate at least annually whether any change to this Charter is necessary or appropriate;

     k. Reporting orally or in writing to the Board concerning each meeting of the Committee as it deems necessary or appropriate;

     l. Appointing subcommittees to perform any or all of its functions and delegating to appropriate Company officers execution of certain actions as may be appropriate from time to time; and

     m. Performing any other activity consistent with this Charter and the Company's By-Laws or as required under the rules and regulations of the Securities and Exchange Commission and the NYSE, as in effect from time to time, pertaining to the nomination of directors or the administration of corporate governance by the Board.



Publication Date:  December 29, 2003

                                   APPENDIX 4

                              M & F WORLDWIDE CORP.
                            2003 STOCK INCENTIVE PLAN

                  SECTION 1. PURPOSE. The purposes of the M & F Worldwide Corp. 2003 Stock Incentive Plan are to promote the interests of M & F Worldwide Corp. (the "Company") and its stockholders by (i) attracting and retaining qualified directors, executive personnel, other key employees and consultants of the Company and its Affiliates, as defined below; (ii) motivating such directors, employees and consultants by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such directors, employees and consultants to participate in the long-term growth and financial success of the Company.

                  SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean (i) any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Stock Award or Other Stock-Based Award granted under the Plan.

                  "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

                  "Board" shall mean the Board of Directors of the Company.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" shall mean the compensation committee of the Board, which shall be composed at all times of persons who are "outside directors" as defined in Section 162(m) of the Code.

                  "Company" shall mean M & F Worldwide Corp., together with any successor thereto.

                  "Disability" shall mean permanent disability as determined pursuant to the Company's or the applicable Affiliate's long-term disability plan or policy, in effect at the time of such Disability.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" per Share as of a particular date shall mean (i) the closing price per share of Common Stock on a national securities exchange or on the NASDAQ stock market for the last preceding date on which there was a sale of Shares on such exchange, or (ii) if the Shares are then traded on any other over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of Shares in such market or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

                  "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan, that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto, and that is identified in an Award Agreement as an Incentive Stock Option.

                  "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

                  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Other Stock-Based Award" shall mean an Award granted under
Section 10 of the Plan.

                  "Participant" shall mean any director, officer or employee of the Company or any Affiliate, or any consultant to the Company or any Affiliate (provided that such consultant is an individual) selected by the Committee to receive an Award under the Plan.

                  "Performance Goals" shall mean one or more of the following pre-established criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) return on total stockholder equity;
(ii) earnings per Share (which may include the manner in which such earnings goals were met); (iii) net income (before or after taxes); (iv) earnings before interest, taxes, depreciation and amortization; (v) revenues; (vi) return on assets; (vii) market share; (viii) cost reduction goals; or (ix) any combination of, or a specified increase in, any of the foregoing. The Committee shall have the authority to make equitable adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

                  "Permitted Transferee" means (i) any of the Participant's immediate family members (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother in law, father in law, son in law, daughter in law, brother in law or sister in law, including adoptive relationships of the Participant, any person sharing the Participant's household (other than a tenant or employee)), (ii) any trust in which the Participant or the Participant's immediate family members have more than 50% of the beneficial interest, (iii) any foundation in which the Participant or the Participant's immediate family members control the management of the assets or (iv) any other entity in which the Participant or the Participant's immediate family members own more than 50% of the voting interests.

                  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

                  "Plan" shall mean the M & F Worldwide Corp. 2003 Stock Incentive Plan.

                  "Related SAR" shall mean a SAR that is related to an Option.

                  "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

                  "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

                  "Shares" shall mean shares of the Common Stock, par value $.01 per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

                  "Stock Appreciation Right" or "SAR" shall mean a stock appreciation right granted under Section 7 of the Plan.

                  "Stock Award" shall mean an Award of one or more unrestricted Shares granted to a Participant under Section 9 of the Plan.

                  "Ten Percent Shareholder" shall mean a Participant who, at the time an Incentive Stock Option is granted, owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates.

                  SECTION 3. ADMINISTRATION.

                  (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by Awards; (iv) determine the terms and conditions of any Award, including but not limited to whether the vesting or payment of all or any portion of any Award may be made subject to one or more Performance Goals; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                  (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

                  (c) Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

                  (d) Subject to Section 4(c), the Committee shall not have the authority to take any action which has the effect of reducing the exercise price of an Option previously granted.

                  (e) The Committee is appointed by the Board and serves for a period of time as determined by the Board. Committee members may be removed by action of the Board. The full Board shall also have the authority, in its discretion, to grant Awards and to administer the Plan. For all purposes under the Plan, any entity which performs the duties described herein shall be referred to as the "Committee."

                  SECTION 4. SHARES AVAILABLE FOR AWARDS.

                  (a) Shares Available. Subject to adjustment as provided in
Section 4(c), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall not exceed 2,000,000. If, after the effective date of the Plan, any Award is forfeited or otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted.

                  (b) Individual Limits. Subject to adjustment as provided in
Section 4(c), no individual shall be granted Options or SARs during any calendar year with respect to more than 600,000 Shares. In addition, for any calendar year, the aggregate number of Shares subject to Restricted Stock or Other Stock-Based Awards granted to any individual that are intended to be "performance-based compensation" within the meaning of Section 162(m) of the Code shall not exceed 600,000 Shares, subject to adjustment as provided in
Section 4(c). The aggregate Fair

Market Value of Shares with respect to which Incentive Stock Options are granted under the Plan or any other option plan of the Company or any Affiliate become exercisable for the first time by any Participant during any calendar year shall not exceed $100,000.

                  (c) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, in aggregate or to any individual, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

                  (d) Sources of Shares Deliverable Under Awards. Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

                  SECTION 5. ELIGIBILITY. Any employee, including any officer or employee-director of the Company or any Affiliate, any director of the Company and any consultant to the Company who is an individual shall be eligible to be designated a Participant, except that only employees of the Company or an Affiliate that qualifies as a "parent corporation" of the Company (within the meaning of Section 424(e) of the Code and applicable regulations) or "subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code and applicable regulations) shall be eligible for the grant of Incentive Stock Options.

                  SECTION 6. STOCK OPTIONS.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

                  (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which price for an Incentive Stock Option shall not be less than 100% of the Fair Market Value per Share on the date of grant. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise price shall not be less than 110% of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

                  (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to Section 7(a) upon exercise of a Related SAR), with respect to a number of Shares shall cause the automatic and immediate cancellation of any Related SARs to the extent of the number of Shares subject to such Option which is so exercised, cancelled, terminated or expired. An Option may not be exercised at any time as to fewer than 100 Shares (or such number as to which the Option is then exercisable if such number of Shares is less than 100).

                  (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made as follows: (i) in cash or its equivalent; (ii) if and to the extent permitted by the Committee, by tendering to the Company already owned unrestricted Shares that have been held for at least six months; (iii) to the extent permitted under applicable law, pursuant to a broker's cashless exercise procedure approved by the Committee; or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares tendered to the Company as of the date of such tender is at least equal to such exercise price.

                  (e) Term. The exercise period shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed five years from the date of grant to a Ten Percent Shareholder or ten years from the date of grant to any other Participant.


                  SECTION 7. STOCK APPRECIATION RIGHTS.

                  (a) Related SARs. The Committee may grant a Related SAR in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The holder of a Related SAR shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such Related SAR, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair

Market Value of the Shares subject to the Related SAR or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the Shares subject to the SAR or portion thereof surrendered. Upon any exercise of a Related SAR or any portion thereof, the number of Shares subject to the related Option shall be reduced by the number of Shares in respect of which such Related SAR shall have been exercised.

                  (b) Unrelated SARs. The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The holder of an unrelated SAR shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such SAR, but only to the extent that such SAR is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the Shares subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the Shares subject to the SAR or portion thereof surrendered.

                  (c) Conditions. The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

                  SECTION 8. RESTRICTED STOCK.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards, including, but not limited to, determining whether the vesting of any such Award may be, in whole or in part, subject to the attainment of one or more Performance Goals.

                  (b) Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreement. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

                  (c) Dividends. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares, as determined by the Committee in its sole discretion.

                  SECTION 9. STOCK AWARD. In the event that the Committee grants a Stock Award, a certificate for the Shares comprising such Stock Award shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Award is payable.

                  Section 10. OTHER STOCK-BASED AWARDS. Other Stock-Based Awards, the form of which is to be determined by the Committee, shall be valued in whole or in part by reference to or otherwise based on Shares. Other Stock-Based Awards may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of Shares to be made subject to such Other Stock-Based Awards and all other conditions of such Other Stock-Based Awards, including, but not limited to, determining whether the vesting or payment of any portion of any such Other Stock-Based Award will be subject to the attainment of one or more Performance Goals.

                  SECTION 11. DIRECTOR FEES. In the Committee's discretion, annual or other fees paid to non-employee directors may be paid in whole or in part in the form of Awards.

                  SECTION 12. AMENDMENT AND TERMINATION.

                  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

                  (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that, except as otherwise provided in the Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the capitalization of the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

                  (d) Termination of Employment or Service Except for Death or Disability. Unless otherwise provided by the Committee or by an employment contract between the Participant and the Company or any Affiliate, upon termination of a Participant's employment or service with the Company or an Affiliate for any reason except death or Disability, the outstanding unvested Awards of such Participant, to the extent not then vested, shall terminate immediately upon the termination of such employment or service. For purposes of the Plan, a transfer of a Participant's employment between the Company and an Affiliate shall not be deemed to be a termination of employment or service for purposes of this Section 12(d). If an Affiliate by which the Participant is employed or to which the Participant is a service provider ceases to be an Affiliate of the Company, such cessation will be deemed to be a termination of Participant's employment or service with the Company and its Affiliates for purposes of this Section 12(d). Unless otherwise provided by the Committee, any and all vested Options and SARs held by a Participant at the time of termination which have not been exercised by the Participant within three months after the date of termination shall expire and be forfeited. The Committee may specify longer or shorter post-termination exercise periods for vested Options and SARs; provided, however, that any Incentive Stock Options so exercisable that are not exercised within three months after termination of employment with the Company shall not be eligible for treatment under Section 421(a) of the Code and shall be treated as Non-Qualified Stock Options; and provided further, however, that no Option or SAR may be exercised after the expiration date specified in the Award Agreement.

                  (e) Termination of Employment or Service due to Death or Disability. Unless otherwise provided by the Committee, in the event that a Participant's employment or service with the Company or Affiliate terminates due to the Participant's death or Disability, Options, SARs and Restricted Stock held by the Participant shall become immediately vested and exercisable and all such Options and SARs shall remain exercisable for one year after the date of death or termination and shall terminate thereafter; provided, however, that in no event shall any such Option or SARs be exercisable after the expiration date specified in the Award Agreement.

                  (f) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

                  SECTION 13. GENERAL PROVISIONS.

                  (a) Nontransferability.

                  (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime.

                  (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation by a Participant of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the foregoing, during the Participant's lifetime, the Committee may, in its sole discretion, permit the transfer of certain Awards by a Participant to a Permitted Transferee, subject to any conditions that the Committee may prescribe, provided that no such transfer by any Participant may be made in exchange for consideration.

                  (b) Compliance with Guidelines. Awards granted to directors and officers of the Company may, in the Committee's discretion, be subject to such additional terms and conditions as the Committee deems desirable for purposes of compliance with any equity ownership guidelines that the Company may establish for its directors and certain of its officers from time to time.

                  (c) No Rights to Awards. No employee, director or consultant of the Company or any Affiliate, or any Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

                  (d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (e) Withholding. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Subject to the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering already owned unrestricted Shares that have been held for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. To the extent permitted under applicable law, the Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting or exercise of any Award.

                  (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of a change in control of the Company.

                  (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Stock Appreciation Rights, Restricted Sock, Stock Awards and Other Stock-Based Awards (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

                  (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

                  (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

                  (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                  (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

                  (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

                  (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  SECTION 14. TERM OF THE PLAN.

                  (a) Effective Date. The Plan shall be effective as of the date of its adoption by the Board, but the Plan (and any Awards granted thereunder) shall be subject to the approval of the stockholders of the Company, which approval must occur within twelve months after the date the Plan is adopted by the Board.

                  (b) Expiration Date. No Award shall be granted under the Plan after the tenth anniversary of the effective date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the effective date.

                       ANNUAL MEETING OF STOCKHOLDERS OF


                             M & F WORLDWIDE CORP.

                                  MAY 6, 2004




                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.


----------------------------------------------------------------------------------------------------------------------------------
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FOR  AGAINST  ABSTAIN
1. To elect as directors of M & F Worldwide Corp. for terms expiring in      2. Approve the adoption of the  [ ]     [ ]     [ ]
   2007 and until their successors are duly elected and qualified.              2003 Stock Option Plan.

                                      NOMINEES:                              3. In their discretion, the proxies are authorized
 [ ] FOR ALL NOMINEES                 O Ronald O. Perelman                      to vote upon such other business as may properly
                                      O Theo W. Folz                            come before the meeting or any adjournments
 [ ] WITHHOLD AUTHORITY               O Bruce Slovin                            thereof.
     FOR ALL NOMINEES
                                                                             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
 [ ] FOR ALL EXCEPT                                                          USING THE ENCLOSED ENVELOPE.
     (See instructions below)





INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
-----------  "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
-------------------------------------------------------------------------------







-------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      [ ]
changes to the registered name(s) on the account may not be submitted via this method.
-------------------------------------------------------------------------------

Signature of Stockholder                                Date:         Signature of Stockholder                       Date:
                        ------------------------------       --------                         ---------------------       --------
     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                             M & F WORLDWIDE CORP.

                                  COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD ON MAY 6, 2004

         The undersigned appoints Michael C. Borofsky, Barry F. Schwartz and Todd J. Slotkin, and each of them, attorneys and proxies, each with power of substitution, to vote all shares of Common Stock of M & F Worldwide Corp. ("MFW") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of MFW to be held on May 6, 2004 on the proposals set forth on the reverse side hereof and on such other matters as may properly come before the meeting and any adjournments or postponements thereof.

  THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" ELECTION OF THE PERSONS NOMINATED AS DIRECTORS BY THE BOARD OF DIRECTORS. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)